                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8 - K/A
                              (Amendment No. 2)

                               CURRENT REPORT



      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report July 31, 1997


      COMMISSION FILE NO. 0-24812


                          BRASSIE GOLF CORPORATION
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


               DELAWARE                                  56-1781650
---------------------------------------     ------------------------------------
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)

                5806-A Breckenridge Parkway, Tampa, FL 33610
--------------------------------------------------------------------------------
                  (Address of principal executive offices)


                               (813) 621-4653
--------------------------------------------------------------------------------
            (Registrant's telephone number, including area code)


Check whether the registrant: (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes  [X]    No  [ ]




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



                          BRASSIE GOLF CORPORATION

                                 FORM 8 - K/A

                              TABLE OF CONTENTS



Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets.............................................................Page 3

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events - None

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits ...............................................................Page 3


Signatures................................................................................................Page 6






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


ITEM 2.  Acquisition or Disposition of Assets

The Company has disposed of its golf course management operations through the sale of two of the Company's consolidated subsidiaries, Club Operations and Property Management, Inc. ("COPM") and Brassie Golf Management Services, Inc. ("BGMS").

On July 16, 1997 the Company sold all the outstanding capital stock of COPM, a Florida Corporation, and BGMS, a Delaware Corporation, to Granite Golf Group, Inc., headquartered in Phoenix, Arizona ("Granite"). The sales price for the subsidiaries was comprised of $600,000 cash at closing and, at the Company's sole election, either (i) $250,000 cash to be paid within one year of closing or
(ii) $500,000 of Granite common stock, one half of which is to be paid one year from closing and one half to be paid two years from closing.


ITEM 7.  Financial Statements and Exhibits

         Financial Statements

                            BRASSIE GOLF CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1997
                                  (UNAUDITED)

The following unaudited pro forma balance sheet is presented as if COPM and BGMS ("Sold Properties") were sold to Granite Golf as of June 30, 1997 and should be read in conjunction with the pro forma condensed statement of operations by the Company. The pro forma condensed balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the transaction actually occurred on June 30, 1997.

                                                Brassie Golf                            Brassie Golf
                                                 Combining            Sold               Combining
                                                 Historical        Properties            Pro Forma
                                                ------------       ----------           -----------
Current assets:
  Cash                                         $    361,523        $  600,000         $    961,523
  Marketable equity securities                       39,912                                 39,912
  Accounts and notes receivable                     409,619            48,290              457,909
  Inventories and other current assets              225,702                                225,702
                                               ------------        ----------         ------------
Total current assets                              1,036,756           648,290            1,685,046

Equity investments in subsidiaries                  149,603                                149,603
Property and equipment, net                      10,332,767           (12,465)          10,320,302
Accounts receivable from related parties            456,937                                456,937
Intangible assets, net                              763,975                                763,975
Goodwill, net                                       609,545          (609,545)                -
                                               ------------        ----------         ------------
Total assets                                   $ 13,349,583        $   26,280         $ 13,375,863
                                               ============        ==========         ============

Liabilities And Shareholding Equity:
  Accounts payable and accrued expenses        $    966,026        $  (98,720)        $    867,306
  Accrued interest payable                          196,281                                196,281
  Income tax payable                                189,712                                189,712
  Mortgages and notes payable                     8,624,994                              8,624,994
  Accrued discount on convertible debentures        570,494                                570,494
  Minority interest payable                         111,684                                111,684

Shareholders' Equity:
  Preferred Stock                                       281                                    281
  Common Stock                                       29,520                                 29,520
  Additional paid-in capital                     25,974,396                             25,974,396
  Accumulated deficit                           (23,234,527)          125,000          (23,109,527)
  Unrealized (loss) on investments                     (237)                                  (237)
  Foreign currency translation adjustment           (79,041)                               (79,041)
                                               ------------        ----------         ------------
Total shareholders' equity                        2,690,392           125,000            2,815,392
                                               ------------        ----------         ------------
Total liabilities and shareholders' equity     $ 13,349,583        $   26,280         $ 13,375,863
                                               ============        ==========         ============


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
                            BRASSIE GOLF CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)

The following unaudited pro forma statement of operations is presented as if COPM and BGMS ("Sold Properties") were sold to Granite Golf as of January 1, 1997 and should be read in conjunction with the pro forma condensed statement of operations by the Company. The pro forma condensed statement of operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the transaction actually occurred on January 1, 1997.

                                                Brassie Golf                            Brassie Golf
                                                 Combining            Sold               Combining
                                                 Historical        Properties            Pro Forma
                                                ------------       ----------           -----------
Operating Revenues                             $  2,575,167        $  629,193         $  1,945,974
Operating Expenses                               (2,592,643)         (649,851)          (1,942,792)
Depreciation and Amortization                      (370,006)          (20,300)            (349,706)
                                               ------------        ----------         ------------
Operating Loss                                     (387,482)          (40,958)            (346,524)

Interest Expense                                   (354,661)                              (354,661)
Other Income (Expense)                               26,930             1,627               25,303
                                               ------------        ----------         ------------
Net Loss Before Extraordinary Item             $   (715,213)       $  (39,331)        $   (675,882)
                                               ============        ==========         ============
Net Loss Per Share Before Extraordinary Item                                          $       (.02)
                                                                                      ============



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
                            BRASSIE GOLF CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

The following unaudited pro forma statement of operations is presented as if COPM and BGMS ("Sold Properties") were sold to Granite Golf as of January 1, 1996 and should be read in conjunction with the pro forma condensed statement of operations by the Company. The pro forma condensed statement of operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the transaction actually occurred on January 1, 1996.

                                                Brassie Golf                            Brassie Golf
                                                 Combining            Sold               Combining
                                                 Historical        Properties            Pro Forma
                                                ------------       ----------           -----------
Operating Revenues                             $  5,231,902       $ 1,376,592         $  3,855,310
Operating Expenses                               (5,963,114)       (1,386,465)          (4,576,649)
Depreciation and Amortization                    (1,042,891)         (262,426)            (780,465)
                                               ------------       -----------         ------------
Operating Loss                                   (1,774,103)         (272,299)          (1,501,804)

Interest Expense                                 (2,316,301)                -           (2,316,301)
Writedown of Goodwill                            (4,050,000)       (4,050,000)                   -
Other Income (Expense)                             (485,328)            1,013             (486,341)
                                               ------------       -----------         ------------
Net Loss Before Extraordinary Item             $ (8,625,732)      $(4,321,286)        $ (4,304,446)
                                               ============       ===========         ============
Net Loss Per Share Before Extraordinary Item                                          $       (.22)
                                                                                      ============



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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                                       BRASSIE GOLF CORPORATION


                                                   By:  /s/  Stephen A. Tucker
                                                       -------------------------
                                                       Stephen A. Tucker
                                                       Chief Financial Officer


Date: September 30, 1997




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